Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS

(dollar amounts in thousands)

	May 2, 2015	January 31, 2015	May 3, 2014
Assets
Current assets:
Cash and cash equivalents	$42,166	$38,044	$37,817
Accounts receivable, less allowance for uncollectible accounts of $1,680, $1,604 and $1,486	29,101	31,013	27,385
Merchandise inventories	651,461	656,957	663,554
Prepaid expenses	26,159	27,952	26,430
Other current assets	52,450	55,986	60,047
Assets held for disposal	2,377	2,648	2,013
Total current assets	803,714	812,600	817,246
Property and equipment, net of accumulated depreciation of $1,264,412, $1,251,797 and $1,245,488	597,783	604,380	622,866
Goodwill	32,869	32,869	56,794
Deferred income taxes	51,666	56,571	57,068
Other long-term assets	34,696	35,321	38,977
Total assets	$1,520,728	$1,541,741	$1,592,951

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$230,211	$227,132	$247,756
Trade payable program liability	139,279	140,904	134,121
Accrued expenses	208,794	226,176	226,667
Deferred income taxes	64,357	61,216	69,498
Current maturities of long-term debt	2,000	2,000	2,000
Total current liabilities	644,641	657,428	680,042

Long-term debt less current maturities	193,500	211,000	202,500
Other long-term liabilities	44,128	45,567	48,186
Deferred gain from asset sales	100,360	103,596	111,672
Commitments and contingencies
Stockholders’ equity:
Common stock, par value $1 per share:
Authorized 500,000,000 shares; issued 68,557,041 shares	68,557	68,557	68,557
Additional paid-in capital	297,563	298,299	297,002
Retained earnings	404,465	397,890	433,673
Accumulated other comprehensive income (loss)	(245)	(391)	341
Treasury stock, at cost - 14,693,191 shares; 14,988,205 shares and 15,314,768 shares	(232,241)	(240,205)	(249,022)
Total stockholders’ equity	538,099	524,150	550,551
Total liabilities and stockholders’ equity	$1,520,728	$1,541,741	$1,592,951

Supplemental balance sheet information:
Working capital	$159,073	$155,172	$137,204
Current ratio	1.25	1.24	1.20
Accounts payable to inventory ratio	56.7%	56.0%	57.6%
Total debt as a percent of total capitalization	26.6%	28.9%	27.1%
Debt as a percent of total capitalization, net	22.2%	25.0%	23.2%

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

(dollar amounts in thousands, except per share amounts)

	Thirteen weeks ended
	May 2, 2015			May 3, 2014
		%			%
	Amount	Sales		Amount	Sales

Merchandise sales	$413,125	76.2		$411,906	76.4
Service revenue	129,136	23.8		126,915	23.6
Total revenues	542,261	100.0		538,821	100.0
Costs of merchandise sales	286,243	69.3		285,047	69.2
Costs of service revenue	122,251	94.7		120,648	95.1
Total costs of revenues	408,494	75.3		405,695	75.3
Gross profit from merchandise sales	126,882	30.7		126,859	30.8
Gross profit from service revenue	6,885	5.3		6,267	4.9
Total gross profit	133,767	24.7		133,126	24.7
Selling, general and administrative expenses	120,847	22.3		127,071	23.6
Net gain (loss) from dispositions of assets	218	—		(10)	—
Gain on sale from leasehold interest	10,000	1.8		—	—
Operating profit	23,138	4.3		6,045	1.1
Other income	372	0.1		441	0.1
Interest expense	(3,329)	(0.6)		(3,782)	(0.7)
Earnings from continuing operations before income taxes and discontinued operations	20,181	3.7		2,704	0.5
Income tax expense	(8,322)	(41.2	)(1)	(1,067)	(39.5	)(1)
Earnings from continuing operations before discontinued operations	11,859	2.2		1,637	0.3
Gain (loss) from discontinued operations, net of tax	34	—		(29)	—
Net earnings	11,893	2.2		1,608	0.3

Basic earnings per share:
Earnings from continuing operations before discontinued operations	$0.22			$0.03
Discontinued operations, net of tax	—			—
Basic earnings per share	$0.22			$0.03

Diluted earnings per share:
Earnings from continuing operations before discontinued operations	$0.22			$0.03
Discontinued operations, net of tax	—			—
Diluted earnings per share	$0.22			$0.03

Other comprehensive income (loss):
Derivative financial instruments adjustment, net of tax	146			(38)
Other comprehensive income (loss)	146			(38)
Comprehensive income	$12,039			$1,570

(1) As a percentage of earnings from continuing operations before income taxes and discontinued operations.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollar amounts in thousands)

Thirteen weeks ended	May 2, 2015	May 3, 2014

Cash flows from operating activities:
Net earnings	$11,893	$1,608
Adjustments to reconcile net earnings to net cash provided by continuing operations:
Net (earnings) loss from discontinued operations	(34)	29
Depreciation	16,894	18,320
Amortization of deferred gain from asset sales	(3,236)	(3,151)
Amortization of deferred financing costs	626	664
Stock compensation expense	1,017	826
Deferred income taxes	7,927	743
Net (gain) loss from dispositions of assets	(218)	10
Loss from asset impairment	798	1,172
Other	(473)	(111)
Changes in assets and liabilities, net of the effects of acquisitions:
Decrease in accounts receivable, prepaid expenses and other	7,347	4,174
Decrease in merchandise inventories	5,496	8,800
Increase (decrease) in accounts payable	4,735	(8,903)
Decrease in accrued expenses	(17,829)	(12,467)
Decrease in other long-term liabilities	(859)	(231)
Net cash provided by continuing operations	34,084	11,483
Net cash used in discontinued operations	(255)	(29)
Net cash provided by operating activities	33,829	11,454

Cash flows from investing activities:
Capital expenditures	(12,267)	(14,565)
Proceeds from dispositions of assets	515	—
Net cash used in investing activities	(11,752)	(14,565)

Cash flows from financing activities:
Borrowings under line of credit agreements	95,155	164,206
Payments under line of credit agreements	(112,155)	(160,706)
Borrowings on trade payable program liability	40,872	49,708
Payments on trade payable program liability	(42,497)	(45,388)
Debt payments	(500)	(500)
Proceeds from stock issuance	1,170	177
Net cash (used in) provided by financing activities	(17,955)	7,497
Net increase in cash and cash equivalents	4,122	4,386
Cash and cash equivalents at beginning of period	38,044	33,431
Cash and cash equivalents at end of period	$42,166	$37,817

Supplemental cash flow information:
Accrued purchases of property and equipment
Cash paid for income taxes	$42	$—
Cash received from income tax refunds	$—	$174
Cash paid for interest	$2,674	$2,659
Accrued purchases of property and equipment	$2,247	$5,748

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE	(in thousands, except per share data)

			Thirteen weeks ended
			May 2, 2015	May 3, 2014

(a)	Earnings from continuing operations before discontinued operations		$11,859	$1,637
	Gain (loss) from discontinued operations, net of tax		34	(29)

	Net earnings		$11,893	$1,608

(b)	Basic average number of common shares outstanding during period		54,094	53,470

	Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price		90	539

(c)	Diluted average number of common shares assumed outstanding during period		54,184	54,009

	Basic earnings per share:
	Earnings from continuing operations before discontinued operations	(a) / (b)	$0.22	$0.03
	Discontinued operations, net of tax		—	—
	Basic earnings per share		$0.22	$0.03

	Diluted earnings per share:
	Earnings from continuing operations before discontinued operations	(a) / (c)	$0.22	$0.03
	Discontinued operations, net of tax		—	—
	Diluted earnings per share		$0.22	$0.03

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen weeks ended
	May 2, 2015	May 3, 2014

Capital expenditures	$12,267	$14,565
Depreciation	$16,894	$18,320
Non-operating income:
Net rental revenue	$304	$399
Investment income	60	47
Other income	8	(5)
Total	$372	$441

Comparable sales percentages:
Service	1.3%	3.2%
Merchandise	0.6%	-2.8%
Total	0.8%	-1.4%

Total square feet of retail space (including service centers)	12,912,000	12,845,000

Store count
Supercenter	562	567
Service & Tire Center	235	225
Retail Only	6	6
Total	803	798

Sales and gross profit by line of business (A):
Service center revenue	$300,883	$293,913
Retail sales	241,378	244,908
Total revenues	$542,261	$538,821

Gross profit from service center revenue, prior to impairment charge	$67,652	64,735
Service center revenue impairment charge	(753)	(956)
Gross profit from service center revenue	$66,899	$63,779

Gross profit from retail sales, prior to impairment charge	$66,913	69,562
Retail sales impairment charge	(45)	(215)
Gross profit from retail sales	$66,868	$69,347

Total gross profit	$133,767	$133,126

Comparable sales percentages by line of business (A):
Service center revenue	1.9%	-1.0%
Retail sales	-0.5%	-1.9%
Total revenues	0.8%	-1.4%

Gross profit percentage by line of business (A):
Gross profit percentage from service center revenue, prior to impairment charge	22.5%	22.0%
Impairment charge	(0.3)	(0.3)
Gross profit percentage from service center revenue	22.2%	21.7%

Gross profit percentage from retail sales, prior to impairment charge	27.7%	28.4%
Impairment charge	(0.0)	(0.1)
Gross profit percentage from retail sales	27.7%	28.3%

Total gross profit percentage	24.7%	24.7%

(A) Retail sales include DIY and commercial sales. Service center revenue includes revenue from labor and installed parts and tires.